Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2025

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                      to

Commission File Number: 001-41622

DISTOKEN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Unit 1006, Block C, Jinshangjun Park No. 2 Xiaoba Road, Panlong District Kunming, Yunnan, China	N/A
(Address of principal executive offices)	(Zip Code)

+86 871 63624579

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	DIST	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant entitling the holder to purchase one Ordinary Share at a price of $11.50 per share	DISTW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one Ordinary Share	DISTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes  ☒ No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See definitions of “large accelerated filer”, “accelerated filer”, “smaller reporting company”, and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☒ No ☐

As of May 16, 2025, there were 3,200,170 ordinary shares, par value $0.0001 per share, of the registrant issued and outstanding.

DISTOKEN ACQUISITION CORPORATION

FORM 10-Q FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2025

Unless otherwise stated in this Report, or the context otherwise requires, references to:

●	“2022 Annual Report” are to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on April 18, 2023;

●	“2023 Annual Report” are to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on April 16, 2024;

●	“2024 Annual Report” are to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 7, 2025;

●	“2024 SPAC Rules” are to the new rules and regulations for SPACs adopted by the SEC on January 24, 2024, which became effective on July 1, 2024;

●	“2024 Note” are to the unsecured promissory note we issued to the sponsor (as defined below) on February 26, 2024 in the aggregate principal amount of up to $1,000,000;

●	“amended and restated memorandum and articles of association” are to our amended and restated memorandum and articles of association, as amended and currently in effect;

●	“ASC” are to the FASB (as defined below) Accounting Standards Codification;

●	“board of directors,” “board” or “directors” are to the board of directors of the Company;

●	“business combination” are to a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses;

●	“Combination Period” are to the 33-month period, from the closing of the initial public offering (as defined below) to November 18, 2025 (or such earlier date as determined by the board), as extended upon the approval of the Extension Amendment (as defined below) at the Extension Meeting (as defined below), that we have to consummate an initial business combination; provided that the Combination Period may be further extended pursuant to an amendment to the amended and restated memorandum and articles of association and consistent with applicable laws, regulations and stock exchange rule;

●	“Company,” “our Company,” “we” or “us” are to Distoken Acquisition Corporation, a Cayman Islands exempted company;

●	“Continental” are to Continental Stock Transfer & Trust Company, trustee of our trust account, warrant agent of our public warrants (as defined below), and rights agent of our rights (as defined below);

●	“Exchange Act” are to the Securities Exchange Act of 1934, as amended;

●	“FASB” are to the Financial Accounting Standards Board;

●	“FINRA” are to the Financial Industry Regulatory Authority;

●	“First Extension Amendment” are to the amendment to the amended and restated memorandum and articles of association adopted at the First Extension Meeting to extend the Combination Period to November 18, 2024 (or such earlier date as determined by the board);

●	“First Extension Funds” are to the $360,000 deposited into the trust account in connection with the First Extension Amendment;

●	“First Extension Meeting” are to our extraordinary general meeting of shareholders held on November 10, 2023;

●	“First Extension Note” are to the unsecured promissory note in the aggregate amount of up to $360,000 issued to the sponsor by the Company in connection with the First Extension Amendment and First Extension Funds;

●	“First Merger Sub” are to Youlife I Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco;

●	“founder shares” are to the ordinary shares initially purchased by our sponsor prior to the initial public offering (for the avoidance of doubt, such ordinary shares will not be “public shares” (as defined below));

●	“I-Bankers” are to I-Bankers Securities, Inc., representative of the underwriters in our initial public offering;

●	“IFRS” are to the International Financial Reporting Standards, as issued by the International Accounting Standards Board;

●	“initial public offering” or “IPO” are to the initial public offering that we consummated on February 17, 2023;

●	“initial shareholders” are to our sponsor and other holders of our founder shares prior to our initial public offering, but excludes the representative shares (as defined below);

●	“Investment Company Act” are to the Investment Company Act of 1940, as amended;

●	“IPO Note” are to the unsecured promissory note we issued to the sponsor, dated July 8, 2020 and as amended in March 2021 and November 2022, pursuant to which we may borrow up to $150,000;

●	“IPO Registration Statement” are to the Registration Statement on Form S-1 initially filed with the SEC on September 15, 2020, as amended, and declared effective on February 13, 2023 (File No. 333-248822);

●	“JOBS Act” are to the Jumpstart Our Business Startups Act of 2012;

●	“management” or our “management team” are to our executive officers and directors;

●	“Nasdaq” are to the Nasdaq Global Market;

●	“Nasdaq 36 Month Requirement” are to the Nasdaq requirement that a SPAC must complete one or more Business Combinations within 36 months following the effectiveness of its initial public offering registration statement;

●	“ordinary shares” are to our ordinary shares, par value $0.0001 per share;

●	“PCAOB” are to the Public Company Accounting Oversight Board (United States);

●	“private placement” are to the private placement of units (as defined below) that occurred simultaneously with the closing of our initial public offering;

●	“private rights” are to the rights underlying the private units;

●	“private shares” are to the ordinary shares underlying the private units;

●	“private units” are to the units issued to our sponsor in the private placement, as well as any units that may be issued upon conversion of Working Capital Loans;

●	“private warrants” are to the warrants underlying the private units;

●	“Pubco” are to Youlife Group Inc., a Cayman Islands exempted company;

●	“public rights” are to our rights sold as part of the units in our initial public offering (whether they were purchased in our initial public offering or thereafter in the open market);

●	“public shares” are to the ordinary shares sold as part of the units (as defined below) in our initial public offering (whether they were purchased in our initial public offering or thereafter in the open market);

●	“public shareholders” are to the holders of our public shares, including our initial shareholders and management team to the extent our initial shareholders and/or members of our management team purchase public shares, provided that each initial shareholder’s and member of our management team’s status as a “public shareholder” will only exist with respect to such public shares;

●	“public warrants” are to the redeemable warrants sold as part of the units in our initial public offering (whether they were subscribed for in our initial public offering or purchased in the open market);

●	“Report” are to this Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025;

●	“representative shares” are to the 278,000 ordinary shares that we issued to I-Bankers and certain third parties and their designees;

●	“representative warrants” are to the warrants that we issued to I-Bankers exercisable to purchase 172,500 ordinary shares at a price of $12.00 per share, subject to adjustment;

●	“rights” are to our public rights and private rights, together;

●	“Sarbanes-Oxley Act” are to the Sarbanes-Oxley Act of 2002;

●	“SEC” are to the U.S. Securities and Exchange Commission;

●	“Second Extension Amendment” are to the amendment to the amended and restated memorandum and articles of association adopted at the Second Extension Meeting to extend the Combination Period to November 18, 2025 (or such earlier date as determined by the board);

●	“Second Extension Funds” are to up to $360,000 to be deposited into the trust account in connection with the Second Extension Amendment;

●	“Second Extension Meeting” are to our extraordinary general meeting in lieu of an annual general meeting of shareholders held on November 14, 2024;

●	“Second Extension Note” are to the unsecured promissory note in the aggregate amount of up to $360,000 issued to the sponsor by the Company in connection with the Second Extension Amendment and Second Extension Funds;

●	“Second Merger Sub” are to Youlife II Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco;

●	“Securities Act” are to the Securities Act of 1933, as amended;

●	“SPACs” are to special purpose acquisition companies;

●	“sponsor” are to Xioasen Sponsor LLC, a Cayman Islands limited liability company;

●	“trust account” are to the U.S.-based trust account in which an amount of $70,380,000 from the net proceeds of the sale of the units in the initial public offering and the private units was placed following the closing of the initial public offering;

●	“units” are to the units sold in our initial public offering, which consist of one public share, one public warrant and one public right;

●	“U.S. GAAP” are to the accounting principles generally accepted in the United States of America;

●	“warrants” are to our redeemable warrants, which include the public warrants (whether they were purchased in our initial public offering or thereafter in the open market), and the private warrants;

●	“Working Capital Loans” are to funds that, in order to provide working capital or finance transaction costs in connection with a business combination, the initial shareholders or an affiliate of the initial shareholders or certain of our directors and officers may, but are not obligated to, loan us;

●	“Youlife” are to Youlife International Holdings Inc., a Cayman Islands exempted company;

●	“Youlife Business Combination” are to the transactions contemplated by the Youlife Business Combination Agreement (as defined below);

●	“Youlife Business Combination Agreement” are to that certain business combination agreement, dated as of May 17, 2024, as amended on November 13, 2024 and January 17, 2025, as it may be further amended or supplement, by and among the Company, Pubco, the sponsor, First Merger Sub, Second Merger Sub and Youlife; and

●	“Youlife Registration Statement” are to the Registration Statement on Form F-4, which includes a proxy statement/prospectus filed by Pubco with the SEC in connection with the Youlife Business Combination.

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements

DISTOKEN ACQUISITION CORPORATION

CONDENSED BALANCE SHEETS

	March 31,	December 31,
	2025	2024
	(Unaudited)
ASSETS
Current assets
Cash	$850	$15,073
Prepaid expenses	30,000	31,250
Total current assets	30,850	46,323

Investments held in Trust Account	7,595,517	7,456,639
TOTAL ASSETS	$7,626,367	$7,502,962

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$1,260,942	$1,112,876
Chinese income taxes payable	514,765	447,288
Chinese VAT and surcharges payable	332,208	326,939
Advances from Sponsor	139,263	923
Promissory note - Sponsor	874,239	764,274
Extension Note – Sponsor	480,000	420,000
TOTAL LIABILITIES	3,601,417	3,072,300

Commitments and contingencies
Ordinary shares subject to possible redemption, 652,170 shares at $11.57 and $11.36 per share redemption value as of March 31, 2025 and December 31, 2024, respectively	7,545,517	7,406,639

SHAREHOLDERS’ DEFICIT
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Ordinary shares, $0.0001 par value; 220,000,000 shares authorized; 2,548,000 issued and outstanding (excluding 652,170 shares subject to possible redemption) as of March 31, 2025 and December 31, 2024	255	255
Additional paid-in capital	—	—
Accumulated deficit	(3,520,822)	(2,976,232)
TOTAL SHAREHOLDERS’ DEFICIT	(3,520,567)	(2,975,977)
TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$7,626,367	$7,502,962

The accompanying notes are an integral part of the unaudited condensed financial statements.

1

DISTOKEN ACQUISITION CORPORATION

CONDENSED STATEMENTS OF OPERATIONS

(UNAUDITED)

	For the Three Months Ended
	March 31,
	2025	2024
Operating and formation costs	$411,373	$461,331
Chinese VAT and surcharges	5,269	36,360
Loss from operations	(416,642)	(497,691)

Other income:
Interest earned on investments held in Trust Account	78,407	541,076
Total other income	78,407	541,076

(Loss) Income before provision for income taxes	(338,235)	43,385
Provision for Chinese income taxes	(67,477)	(10,846)
Net (loss) income	$(405,712)	$32,539

Basic and diluted weighted average shares outstanding, redeemable ordinary shares	652,170	3,881,692

Basic and diluted net (loss) income per share, redeemable ordinary shares	$(0.13)	$0.01

Basic and diluted weighted average shares outstanding, Non-redeemable ordinary shares	2,548,000	2,548,000

Basic and diluted net (loss) income per share, Non-redeemable ordinary shares	$(0.13)	$0.01

The accompanying notes are an integral part of the unaudited condensed financial statements.

2

DISTOKEN ACQUISITION CORPORATION

CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2025

	Ordinary Shares		Additional Paid-in	Accumulated	Total Shareholders’
	Shares	Amount	Capital	Deficit	Deficit
Balance – January 1, 2025	2,548,000	$255	$—	$(2,976,232)	$(2,975,977)

Accretion for ordinary shares to redemption amount	—	—	—	(138,878)	(138,878)

Net loss	—	—	—	(405,712)	(405,712)

Balance – March 31, 2025	2,548,000	$255	$—	$(3,520,822)	$(3,520,567)

FOR THE THREE MONTHS ENDED MARCH 31, 2024

	Ordinary Shares		Additional Paid-in	Accumulated	Total Shareholders’
	Shares	Amount	Capital	Deficit	Deficit
Balance – January 1, 2024	2,548,000	$255	$—	$(66,400)	$(66,145)

Accretion for ordinary shares to redemption amount	—	—	—	(570,793)	(570,793)

Net income	—	—	—	32,539	32,539

Balance – March 31, 2024	2,548,000	$255	$—	$(604,654)	$(604,399)

The accompanying notes are an integral part of the unaudited condensed financial statements.

3

DISTOKEN ACQUISITION CORPORATION

CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Three Months Ended
	March 31,
	2025	2024
Cash Flows from Operating Activities:
Net (loss) income	$(405,712)	$32,539
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Interest earned on investments held in Trust Account	(78,407)	(541,076)
Changes in operating assets and liabilities:
Prepaid expenses	1,250	31,828
Accounts payable and accrued expenses	148,066	335,411
Chinese income taxes payable	67,477	10,846
Chinese VAT and surcharges payable	5,269	36,360
Advances from related party	138,340	—
Net cash used in operating activities	(123,717)	(94,092)

Cash Flows from Investing Activities:
Cash deposited into Trust Account for extension payments	(60,471)	(76,923)
Net cash used in investing activities	(60,471)	(76,923)

Cash Flows from Financing Activities:
Proceeds from Extension Note	60,000	—
Proceeds from promissory note - related party	109,965	75,688
Net cash provided by financing activities	169,965	75,688

Net Change in Cash	(14,223)	(95,327)
Cash – Beginning of period	15,073	96,486
Cash – End of period	$850	$1,159

Non-Cash investing and financing activities:
Due from Sponsor in relation to extension note	$—	$76,923
Accretion of Class A ordinary shares to redemption value	$138,878	$570,793

The accompanying notes are an integral part of the unaudited condensed financial statements.

4

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Distoken Acquisition Corporation (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on July 1, 2020. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (“Business Combination”).

As of March 31, 2025, the Company had not commenced any operations. All activity for the period from July 1, 2020 (inception) through March 31, 2025 relates to the Company’s formation, the preparation of the initial public offering (“Initial Public Offering”), which closed on February 17, 2023, as described below, and subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income and unrealized gains from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on February 13, 2023. On February 17, 2023, the Company consummated the Initial Public Offering of 6,900,000 units (the “Units” and, with respect to the ordinary shares included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriters of their over-allotment option in the amount of 900,000 Units, at $10.00 per Unit, generating gross proceeds of $69,000,000 which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 545,000 units (the “Private Units”) at a price of $10.00 per Private Unit in a private placement (the “Private Placement”) to the Company’s sponsor, Xiaosen Sponsor LLC (the “Sponsor”), generating gross proceeds of $5,450,000, which is described in Note 4.

Transaction costs amounted to $4,366,343 consisting of $2,070,000 of cash underwriting discount, $1,185,493 fair value of representative shares, $12,075 fair value of representative warrants, and $1,098,775 of other offering costs.

Following the closing of the Initial Public Offering on February 17, 2023, an amount of $70,380,000 ($10.20 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. Nasdaq rules provide that the Business Combination must be with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

5

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The shareholders will be entitled to redeem their shares for a pro rata portion of the amount held in the Trust Account (initially $10.20 per share) as of two business days prior to the completion of a Business Combination, including any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations. There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such completion of a Business Combination and, if the Company seeks shareholder approval, it receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (“Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5), the ordinary shares included in the Private Units (the “Private Shares”) and any Public Shares purchased in or after the Initial Public Offering in favor of approving a Business Combination and to waive its redemption rights with respect to any such shares in connection with a shareholder vote to approve a Business Combination or seek to sell any shares to the Company in a tender offer in connection with a Business Combination. Additionally, subject to the immediately succeeding paragraph, each public shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to 15% or more of the Public Shares without the Company’s prior written consent.

The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares, Private Shares and Public Shares held by it in connection with the completion of a Business Combination (and not seek to sell its shares to the Company in any tender offer the Company undertakes in connection with a Business Combination) and (b) not to propose an amendment to the Memorandum and Articles of Association (i) that would affect the ability of holders of Public Shares to redeem or sell their shares to the Company in connection with a Business Combination or to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete a Business Combination within 9 months from the closing of the Initial Public Offering (or up to 18 months from the closing of the Initial Public Offering if the Company extends the period of time to consummate a Business Combination) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment and (c) that the Founder Shares shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.

6

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

The Company initially had 9 months from the closing of the Initial Public Offering, or until November 17, 2023, to consummate a Business Combination. However, if the Company anticipated that it would not be able to consummate a Business Combination within 9 months, it was originally permitted, by resolution of the Company’s board of directors (the “Board”) if requested by the Sponsor, to extend the period of time to consummate a Business Combination up to three times, each by an additional three months (for a total of up to 18 months), subject to the Sponsor depositing additional funds into the Trust Account (the “Original Extension”). Pursuant to the terms of the Memorandum and Articles of Association and the Trust Agreement entered into between the Company and Continental Stock Transfer & Trust Company on the date of the prospectus for the Initial Public Offering, in order for the time available to consummate the Initial Business Combination to be extended, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, was originally required to deposit into the Trust Account $690,000 ($0.10 per Unit) for each three month extension, up to an aggregate of $2,070,000 for nine months, on or prior to the date of the applicable deadline.

On November 10, 2023, the Company held an extraordinary general meeting (the “2023 Extension Meeting”), at which the Company’s shareholders approved, as a special resolution, an amendment to the Company’s Memorandum and Articles of Association to amend the terms of the Original Extension and to give the Board the right to extend the date by which the Company has to consummate a Business Combination (such date, the “Termination Date”) from November 17, 2023 on a monthly basis up to twelve (12) times until November 18, 2024, or such earlier date as determined by the Board (the “2023 Extension Amendment”). In connection with the 2023 Extension Amendment, shareholders holding 3,018,308 ordinary shares exercised their right to redeem such shares for a pro rata portion of the Trust Account (the “2023 Extension Redemption”). As a result of the 2023 Extension Redemption, an aggregate amount of $31.9 million (approximately $10.57 per share) was removed from the Trust Account to pay such holders.

On November 10, 2023, the Company issued a promissory note (the “2023 Extension Note”) in the aggregate principal amount of up to $360,000 to the Sponsor (the “2023 Extension Funds”), pursuant to which the 2023 Extension Funds will be deposited into the Trust Account in monthly installments for the benefit of each Public Share that was not redeemed in connection with the 2023 Extension Amendment. The Sponsor has agreed to pay $30,000 per month (or approximately $0.01 per Public Share not redeemed) that the Company decides to take to complete an initial Business Combination for each calendar month until November 18, 2024, or portion thereof, that is needed to complete an initial Business Combination, for up to an aggregate of $360,000. The 2023 Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the initial Business Combination, and (b) the date of the liquidation of the Company. As of March 31, 2025 and December 31, 2024, there were $360,000 of outstanding borrowings under the 2023 Extension Note.

On each of January 17, 2024 and February 21, 2024, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account, or an aggregate of $60,000, to extend the time the Company has to complete an initial Business Combination from January 18, 2024 to March 18, 2024.

On March 28, 2024 and April 9, 2024, the Company deposited a total of $30,000 of the amounts received from the Sponsor into the Trust Account to extend the time the Company has to complete an initial Business Combination from March 18, 2024 to April 18, 2024.

On each of April 22, 2024, May 31, 2024 and June 28, 2024, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account, or an aggregate of $90,000, to extend the time the Company has to complete an initial Business Combination from April 18, 2024 to July 18, 2024.

On July 29, 2024, the Company advanced $12,000 from the Company’s operating account into the Trust Account on the Sponsor’s behalf as a partial extension deposit. On August 6, 2024, the Chief Executive Officer of the Company advanced $18,000 to the Company to fully pay the required monthly extension deposit into the Trust Account and to extend the time the Company has to complete an initial Business Combination to August 18, 2024.

7

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

On August 21, 2024, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account to extend the time the Company has to complete an initial Business Combination to September 18, 2024.

On September 22, 2024, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account to extend the time the Company has to complete an initial Business Combination to October 18, 2024.

On October 30, 2024, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account to extend the time the Company has to complete an initial Business Combination to November 18, 2024.

On November 14, 2024, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “2024 Extension Meeting”), at which the Company’s shareholders approved, as a special resolution, an amendment to the Company’s Memorandum and Articles of Association to give the Board the right to extend the date by which the Company has to consummate a Business Combination from November 18, 2024 on a monthly basis up to twelve (12) times until November 18, 2025, or such earlier date as determined by the Board (the “2024 Extension Amendment”). In connection with the 2024 Extension Amendment, shareholders holding 3,229,522 ordinary shares exercised their right to redeem such shares for a pro rata portion of the Trust Account (the “2024 Extension Redemption”). As a result of the 2024 Extension Redemption, an aggregate amount of approximately $36.3 million (approximately $11.24 per share) was removed from the Trust Account to pay such holders. Following the 2024 Extension Redemption, the Company has 652,170 public shares outstanding.

In addition, the Company has agreed that it will not withdraw any funds from the Trust Account, including interest earned on the funds held in the Trust Account, to pay for any Chinese income tax that may become due prior to, or in connection with, the closing of an initial business combination.

On November 14, 2024, the Company issued a promissory note (the “2024 Extension Note”) in the aggregate principal amount of up to $360,000 to the Sponsor (the “2024 Extension Funds”), pursuant to which the 2024 Extension Funds will be deposited into the Trust Account in monthly installments for the benefit of each Public Share that was not redeemed in connection with the 2024 Extension Amendment. The Sponsor has agreed to pay $30,000 per month (or approximately $0.046 per Public Share not redeemed) that the Company decides to take to complete an initial Business Combination for each calendar month until November 18, 2025, or portion thereof, that is needed to complete an initial Business Combination, for up to an aggregate of $360,000. The 2024 Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the initial Business Combination, and (b) the date of the liquidation of the Company. As of March 31, 2025 and December 31, 2024, there was $120,000 and $60,000 of outstanding borrowings under the 2024 Extension Note, respectively.

On November 20, 2024, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account to extend the time the Company has to complete an initial Business Combination to December 18, 2024.

On December 23, 2024, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account to extend the time the Company has to complete an initial Business Combination to January 18, 2025.

As of December 31, 2024, the Sponsor made a total of $420,000 of extension deposits into the Trust Account to extend the time the Company has to complete an initial Business Combination to January 18, 2025.

On January 7, 2025, the Company received a deficiency letter from the staff of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, for the preceding 32 consecutive business days, the Company’s market value of listed securities was below the $50 million minimum requirement for continued inclusion on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A).

8

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

On January 24, 2025, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account to extend the time the Company has to complete an initial Business Combination to February 18, 2025.

On March 3, 2025, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account to extend the time the Company has to complete an initial Business Combination to March 18, 2025.

On March 19, 2025, the Company received a deficiency letter from the staff of the Nasdaq notifying the Company that it was not in compliance with Nasdaq Listing Rule 5450(b)(2)(B) since the Company did not maintain 1,100,000 publicly held shares as required under the continued listing standards of the Public Shares Requirement. The notification received has no immediate effect on the Company’s Nasdaq listing. The Nasdaq rules provide the Company 45 calendar days, or until May 5, 2025, to submit a plan to regain compliance and a compliance period of up to 180 calendar days, or until September 15, 2025, in which to evidence compliance with the Public Shares Requirement.

On April 22, 2025, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account to extend the time the Company has to complete an initial Business Combination to April 18, 2025 (Note 10).

On April 29, 2025, the Company received a deficiency letter from the staff of the Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Publicly Held Shares (“MVPHS”) was below the $15 million minimum requirement under the continued listing standards of The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2) (the “MVPHS Requirement”). The Company intends to monitor its MVPHS and may, if appropriate, consider available options to regain compliance with the MVPHS Requirement and continue the listing of its securities on Nasdaq. The Company intends to monitor its MVPHS and may, if appropriate, consider available options to regain compliance with the MVPHS Requirement and continue the listing of its securities on Nasdaq (see Note 10).

The Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a third party (other than the Company’s independent auditors) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.20 per Public Share or (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

9

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

If the Company is unable to complete a Business Combination by November 18, 2025 (or such earlier date as determined by the Board), as extended by the 2024 Extension Amendment (such period, the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than 10 business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s Board, dissolve and liquidate, subject (in each case) to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Going Concern Consideration

The Company’s liquidity needs prior to the consummation of the Initial Public Offering were satisfied through the payment of $25,000 from the Sponsor issuance of Founder Shares, loan proceeds from the Sponsor of $150,000 under a promissory note and advances from related party. Subsequent to the consummation of the Initial Public Offering, the Company’s liquidity has been satisfied through the net proceeds from the Initial Public Offering and the Private Placement proceeds that are due from the Sponsor.

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, it would repay such loaned amounts at that time. Up to $1,500,000 of such Working Capital Loans may be converted upon completion of a Business Combination into units at a price of $10.00 per unit. Such units would be identical to the Private Units. As of March 31, 2025 and December 31, 2024, the Company has no outstanding borrowings under the Working Capital Loans.

In connection with the Company’s assessment of going concern considerations in accordance with the authoritative guidance in Financial Accounting Standard Board (“FASB”) Accounting Standards Update (“ASU”) Topic 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company currently lacks the liquidity it needs to sustain operations for a reasonable period of time, which is considered to be at least one year from the date that the unaudited condensed financial statements are issued as it expects to continue to incur significant costs in pursuit of its acquisition plans. In addition, the Company may extend the time to consummate a Business Combination on a monthly basis from November 18, 2024 until November 18, 2025, as determined by the Board. It is uncertain that the Company will be able to consummate a Business Combination during this time period. If a Business Combination is not consummated by November 18, 2025 (if extended by the full amount of time), there will be a mandatory liquidation and subsequent dissolution.

Management has determined that mandatory liquidation, should a Business Combination not occur, and potential subsequent dissolution and the liquidity condition raise substantial doubt about the Company’s ability to continue as a going concern for one year from the date these financial statements are issued. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after November 18, 2025. The Company intends to complete a Business Combination before the mandatory liquidation date.

10

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 7, 2025. The interim results for the three months ended March 31, 2025 are not necessarily indicative of the results to be expected for the year ending December 31, 2025 or for any future periods.

Reclassification of prior year presentation

Certain prior year amounts have been reclassified for consistency with the current year presentation. Specifically, Chinese income taxes payable and Chinese VAT and surcharges payable are now presented as a separate line items on the balance sheets, statements of operations and statements of cash flows and was previously combined and presented as Chinese taxes payable.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

11

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

Use of Estimates

The preparation of the condensed financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed financial statements.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the condensed financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company has $850 and $15,073 in cash as of March 31, 2025 and December 31, 2024, respectively, and no cash equivalents as of such dates.

Investments in Trust Account

At March 31, 2025 and December 31, 2024, the assets held in the Trust Account were held in money market funds which are invested primarily in U.S. government securities. The Company accounts for its investments as trading securities under ASC 320 (Investments—Debt and Equity Securities), where securities are presented at fair value on the condensed balance sheets. Gains and losses resulting from the change in fair value of investments held in the Trust Account are included in interest earned on investments held in Trust Account in the condensed statements of operations.

Redeemable Share Classification

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies Public Shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Public Shares sold as part of the Units in the Initial Public Offering were issued with other freestanding instruments (i.e., Public Warrants and Public Rights) and as such, the initial carrying value of Public Shares classified as temporary equity are the allocated proceeds determined in accordance with ASC 470-20. The Company recognizes changes in redemption value immediately as it occurs and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital and accumulated deficit. Accordingly, at March 31, 2025 and December 31, 2024, shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s condensed balance sheets.

12

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

At March 31, 2025 and December 31, 2024, the ordinary shares reflected in the condensed balance sheets are reconciled in the following table:

Ordinary shares subject to possible redemption, December 31, 2023	40,760,613
Less:
Redemption of ordinary shares	(36,300,937)
Plus:
Remeasurement of carrying value to redemption value	2,946,963
Ordinary shares subject to possible redemption, December 31, 2024	$7,406,639
Plus:
Remeasurement of carrying value to redemption value	138,878
Ordinary shares subject to possible redemption, March 31, 2025	$7,545,517

The Company is considered an exempted Cayman Islands company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering”. Offering costs consist principally of professional and registration fees, cash underwriting discount, fair value of representative shares, and fair value of representative warrants incurred through the balance sheet date that are related to the Initial Public Offering. Offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on relative fair value basis, compared to total proceeds received. Offering costs allocated to the Public Shares were charged to temporary equity and offering costs allocated to Public Warrants (as defined in Note 3) were charged to shareholders’ equity upon the completion of the Initial Public Offering.

Income Taxes

The Company accounts for income taxes under ASC 740, “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statement and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. The Company has determined there is a possibility it will be considered a Chinese Income Tax Resident for which it will owe taxes to the Chinese government. As such, the Company has accrued $514,765 and $447,288 for Chinese Income Tax as of March 31, 2025 and December 31, 2024, respectively. For the three months ended March 31, 2025 and 2024, the Company recorded an income tax expense, including interest and penalties of $67,477 and $10,846, respectively, related to the Chinese Income Tax estimate. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. As of the date of filing of these financial statements, the Company has not filed any tax return in China nor paid the amount due for the periods ended March 31, 2025 and December 31, 2024. Management believes that 50% to 500% penalties on underpayment of Chinese income taxes payable cannot be reliably measured. Management estimated that interest and penalties on the unpaid balance of Chinese income taxes payable to be as of March 31, 2025 and 2024 are $67,477 and $0, respectively.

The Company is considered an exempted Cayman Islands Company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States.

13

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

VAT and surcharges

The Company has determined there is a possibility it will be considered a Chinese Tax Resident for which it will owe taxes to the Chinese government. As such, the Company has accrued $332,208 and $326,939 for Chinese VAT and surcharges as of March 31, 2025 and December 31, 2024, respectively. For the three months ended March 31, 2025 and 2024, the Company recorded a Chinese VAT and surcharges of $5,269 and $36,360, respectively. The Chinese VAT and surcharges were recorded in the Company’s statements of operations. As of the date of filing of these financial statements, the Company has not filed any tax return in China nor paid the amount due for the periods ended March 31, 2025 and December 31, 2024.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with FASB ASC Topic 815, “Derivatives and Hedging”. Derivative instruments are initially recorded at fair value on the grant date and re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative assets and liabilities are classified in the balance sheets as current or non-current based on whether or not net-cash settlement or conversion of the instruments could be required within 12 months of the balance sheet date.

Warrant Instruments

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in ASC 480 and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the Company’s own ordinary shares and whether the instrument holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of the warrant issuance and as of each subsequent quarterly period end date while the instruments are outstanding. Upon further review of the warrant agreement, management concluded that the warrants issued pursuant to the warrant agreement qualify for equity accounting treatment.

Net (Loss) Income per Share

The Company complies with accounting and disclosure requirements of Financial Accounting Standards Board (“FASB”) ASC Topic 260, “Earnings Per Share”. Net (loss) income per ordinary share is computed by dividing net (loss) income by the weighted average number of ordinary shares outstanding for the period. Accretion associated with the redeemable ordinary shares is excluded from earnings per share as the redemption value approximates fair value.

The calculation of diluted net (loss) income per share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, and (ii) the Private Placement since the exercise of the warrants to purchase 7,617,500 ordinary shares is contingent upon the occurrence of future events. As of March 31, 2025 and 2024, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company.

As a result, diluted net (loss) income per ordinary share is the same as basic net (loss) income per ordinary share for the periods presented.

14

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

The following table reflects the calculation of basic and diluted net (loss) income per ordinary share (in dollars, except per share amounts):

	For the Three Months Ended March 31,
	2025		2024
		Non-		Non-
	Redeemable	redeemable	Redeemable	redeemable
Basic and diluted net (loss) income per ordinary share
Numerator:
Allocation of net (loss) income	$(82,681)	$(323,031)	$19,644	$12,895
Denominator:
Basic and diluted weighted average ordinary shares outstanding	652,170	2,548,000	3,881,692	2,548,000
Basic and diluted net (loss) income per ordinary share	$(0.13)	$(0.13)	$0.01	$0.01

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. The Company has not experienced losses on this account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.

Recently Issued Accounting Standards

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires disclosure of incremental income tax information within the rate reconciliation and expanded disclosures of income taxes paid, among other disclosure requirements. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company’s management does not believe the adoption of ASU 2023-09 will have a material impact on its financial statements and disclosures.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The amendments in this ASU require disclosures, on an annual and interim basis, of significant segment expenses that are regularly provided to the chief operating officer decision maker (“CODM”), as well as the aggregate amount of other segment items included in the reported measure of segment profit or loss. The ASU requires that a public entity disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. Public entities will be required to provide all annual disclosures currently required by Topic 280 in interim periods, and entities with a single reportable segment are required to provide all the disclosures required by the amendments in this ASU and existing segment disclosures in Topic 280. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. ASU 2023-07 became effective as of December 31, 2024 and the Company’s management adopted this ASU 2023-07 in its financial statements and related disclosures (see Note 9).

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed financial statements.

15

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

NOTE 3 — PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 6,900,000 Units, inclusive of 900,000 Units sold to the underwriters on February 17, 2023, upon the underwriters’ election to fully exercise their over-allotment option, at a purchase price of $10.00 per Unit. Each Unit consists of one Public Share, one right (“Public Right”) and one redeemable warrant (“Public Warrant”). Each Public Right entitles the holder thereof to receive one-tenth (1/10) of one ordinary share upon the consummation of a Business Combination (see Note 7). Each Public Warrant entitles the holder to purchase one ordinary share at an exercise price of $11.50 per share (see Note 7).

NOTE 4 — PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 545,000 Private Units at a price of $10.00 per Private Unit, for an aggregate purchase price of $5,450,000 from the Company in the Private Placement. Each Private Unit consists of one Private Share, one right (“Private Right”) and one redeemable warrant (“Private Warrant”). Each Private Right entitles the holder thereof to receive one-tenth (1/10) of one ordinary share upon the consummation of a Business Combination (see Note 7). Each whole Private Warrant will be exercisable for one ordinary share at a price of $11.50 per share, subject to adjustment (see Note 7). The proceeds from the sale of the Private Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Units and all underlying securities will expire worthless.

NOTE 5 — RELATED PARTY TRANSACTIONS

Founder Shares

On July 8, 2020, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 1,150,000 ordinary shares (the “Founder Shares”). In August 2021, the Company effected a share dividend of 0.25 shares for each Founder Share outstanding, resulting in the Sponsor holding 1,437,500 Founder Shares. On January 30, 2023, the Company effected a share dividend of 0.2 shares for each ordinary share outstanding, resulting in the Sponsor holding 1,725,000 Founder Shares. All share and per-share amounts have been retroactively restated to reflect the share dividend. The Founder Shares include an aggregate of up to 225,000 shares that were subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment was not exercised in full or in part, so that the number of Founder Shares will collectively represent 20% of the Company’s issued and outstanding shares (excluding the Private Shares and the Representative Shares, as defined in Note 6) upon the completion of the Initial Public Offering. On February 17, 2023, the underwriters exercised their over-allotment option in full as part of the closing of the Initial Public Offering. As such, there are no shares subject to forfeiture.

On January 26, 2023, the shareholders of the Company approved, through an ordinary resolution, the redesignation of authorized share capital from two classes of ordinary shares (Class A and Class B) to one class of ordinary shares and related amendments to the memorandum and articles of association. All share and per-share amounts and descriptions have been retrospectively presented.

16

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier of (A) one year after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) for 50% of the Founder Shares, if the last reported sale price of the ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, (y) for 50% of the Founder Shares, if the last reported sale price of the ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period after a Business Combination, or (z) the date following the completion of a Business Combination on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Administrative Services Agreement

The Company entered into an agreement, commencing on February 15, 2023, to pay the Sponsor or its affiliate up to $10,000 per month for office space, administrative and support services. Upon completion of a Business Combination or its liquidation, the Company will cease paying these monthly fees. For the three months ended March 31, 2025, the Company incurred $30,000 in fees for these services, which amount is included in accrued expenses in the accompanying condensed balance sheets. For the three months ended March 31, 2024, the Company incurred $30,000 in fees for these services, $20,000 of which was paid during the period, while the remaining $10,000 is included in accrued expenses in the accompanying condensed balance sheets.

Due from Sponsor

Through March 31, 2024, the Company advanced an aggregate amount of $136,923 from the Company’s operating account into the Trust Account on the Sponsor’s behalf to extend the time the Company has to complete an initial Business Combination. On April 9, 2024, the Sponsor reimbursed the Company for the outstanding $136,923 of advances it made on Sponsor’s behalf. As of March 31, 2025 and December 31, 2024, amounts due from Sponsor are nil.

Advances from Sponsor

The advances from Sponsor represents the amounts paid by the Sponsor on behalf of the Company in excess of the limit that can be drawn against the promissory note. As of March 31, 2025 and December 31, 2024, there was $139,263 and $923 of outstanding balances in advances from Sponsor, respectively.

Promissory Note — Sponsor

On July 8, 2020, the Company issued an unsecured promissory note to the Sponsor, pursuant to which the Company was able to borrow up to an aggregate principal amount of $150,000. The note was non-interest bearing and was payable on the earlier of (i) September 30, 2022 and (ii) the completion of the Initial Public Offering. In November 2022 the note was amended and the note became payable on the earlier of (i) June 30, 2023 and (ii) the completion of the Initial Public Offering. The outstanding balance of $150,000 was repaid to the Sponsor on March 28, 2023. As of March 31, 2025 and December 31, 2024, there was no outstanding borrowings on the promissory note, and borrowings under the promissory note are no longer available.

On February 26, 2024, the Company issued an unsecured promissory note (the “2024 Note”) in the aggregate principal amount of up to $1,000,000 to the Sponsor, for the Company’s working capital needs. The 2024 Note does not bear interest and matures upon the earlier of the consummation of an initial Business Combination by the Company or the date of the Company’s liquidation. As of March 31, 2025 and December 31, 2024, total borrowings under this note amounted to $874,239 and $764,274, respectively.

17

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. Such Working Capital Loans would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon completion of a Business Combination into units at a price of $10.00 per unit. Such units would be identical to the Private Units. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of March 31, 2025 and December 31, 2024, the Company has no outstanding borrowings under the Working Capital Loans.

Extension Note - Sponsor

As discussed in Note 1, on November 10, 2023, the Company issued the 2023 Extension Note in the aggregate principal amount of up to $360,000 to the Sponsor, pursuant to which the Extension Funds will be deposited into the Trust Account in monthly installments for the benefit of each Public Share that was not redeemed in connection with the 2023 Extension Amendment. The Sponsor has agreed to pay $30,000 per month (or approximately $0.01 per Public Share not redeemed) for each calendar month until November 18, 2024, or portion thereof, that is needed to complete an initial Business Combination, for up to an aggregate of $360,000. The 2023 Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the initial Business Combination, and (b) the date of the liquidation of the Company. In addition, on November 14, 2024, the Company issued the 2024 Extension Note in the aggregate principal amount of up to $360,000 to the Sponsor, pursuant to which the 2024 Extension Funds will be deposited into the Trust Account in monthly installments for the benefit of each Public Share that was not redeemed in connection with the 2024 Extension Amendment. The Sponsor has agreed to pay $30,000 per month (or approximately $0.046 per Public Share not redeemed) that the Company decides to take to complete an initial Business Combination for each calendar month until November 18, 2025, or portion thereof, that is needed to complete an initial Business Combination, for up to an aggregate of $360,000. The 2024 Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the initial Business Combination, and (b) the date of the liquidation of the Company. As of March 31, 2025 and December 31, 2024, there were $480,000 and $420,000, respectively, of outstanding borrowings under the Extension Notes.

NOTE 6 — COMMITMENTS

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict and the Israel-Hamas conflict. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and the Israel-Hamas conflict and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyberattacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

18

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the Israel-Hamas conflict and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

Registration Rights

Pursuant to a registration rights agreement entered into on February 15, 2023, the holders of the Founder Shares, Representative Shares, Private Units and any units that may be issued on conversion of the Working Capital Loans (and any securities underlying the Private Units or units issued upon conversion of Working Capital Loans) will be entitled to registration rights pursuant to a registration rights agreement.

The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 900,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. On February 17, 2023, simultaneously with the closing of the Initial Public Offering, the underwriters elected to fully exercise the over-allotment option to purchase an additional 900,000 Units at a price of $10.00 per Unit.

The underwriters were also entitled to a cash underwriting discount of $0.30 per Unit, or $2,070,000 in the aggregate, which was paid upon the closing of the Initial Public Offering.

Business Combination Marketing Agreement

The Company has engaged I-Bankers Securities, Inc. (“I-Bankers”), the representative of the underwriters in the Initial Public Offering, as an advisor in connection with its Business Combination to assist in holding meetings with the Company shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing its securities in connection with its initial Business Combination and assist with press releases and public filings in connection with the Business Combination. The Company will pay I-Bankers a cash fee for such services upon the consummation of its initial business combination in an amount equal to 4.0%, or $2,760,000 in the aggregate, of the gross proceeds of the Initial Public Offering (exclusive of any applicable finders’ fees which might become payable). The Company will also pay I-Bankers a cash fee in an amount equal to 1.0%, or $690,000 in the aggregate, of the gross proceeds of the Initial Public Offering if it introduces the Company to the target business with whom the Company completes its initial Business Combination.

19

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

Business Combination Agreement

On May 17, 2024, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with Youlife Group Inc., a Cayman Islands exempted company (“Pubco”), the Sponsor, Youlife I Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“First Merger Sub”), Youlife II Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and Youlife International Holdings Inc., a Cayman Islands exempted company (“Youlife”). Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Youlife Business Combination”), (a) First Merger Sub will merge with and into Youlife (the “First Merger”), with Youlife surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding shares of Youlife being converted into the right to receive shares of Pubco; and (b) Second Merger Sub will merge with and into the Company, with the Company surviving the Second Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of the Company being converted into the right to receive substantially equivalent securities of Pubco.

On November 13, 2024, the Company, Pubco, the Sponsor, First Merger Sub, Second Merger Sub and Youlife entered into the first amendment to the Business Combination Agreement (the “BCA Amendment”), to, among other things, (i) adopt an American depository share facility, (ii) revise the scope and terms of certain lock-up provisions applicable to the Sponsor and Youlife shareholders, and (iii) clarify certain matters related to the dual-class share structure of Pubco following the closing (the “Closing”) of the Youlife Business Combination. Under the new American depository share facility, at the Closing, Pubco will issue its ordinary shares in the form of American depository shares (“Pubco ADSs”) to the Company and Youlife shareholders holding registered shares, which Pubco ADSs will be listed on the Nasdaq Capital Market in lieu of Pubco ordinary shares, and the warrants to be issued by Pubco will be exercisable for Pubco ADSs. Upon becoming registered shares, Pubco ordinary shares will be exchangeable for Pubco ADSs.

On January 17, 2025, the Company, Pubco, the Sponsor, First Merger Sub, Second Merger Sub and Youlife entered into the second amendment to the Business Combination Agreement (the “BCA Second Amendment”) to, among others, clarify that Pubco ADSs shall not be issued to any Company or Youlife shareholders that hold restricted shares, including those subject to lock-up restrictions, and those shareholders will instead receive Pubco ordinary shares.

Lock-Up Agreements

Simultaneously with the execution of the Business Combination Agreement, Pubco, the Company and Youlife entered into lock-up agreements (the “Lock-Up Agreements”) with the Sponsor and with certain shareholders of Youlife. The Lock-Up Agreements provide for a lock-up period commencing on the closing date and ending on the 12-month anniversary of the closing date and with respect to 50% of such shares, on the date on which the last reported sales price of the Class A ordinary shares of Pubco equals or exceeds $12.50 per share for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing.

Shareholder Support Agreements

Simultaneously with the execution of the Business Combination Agreement, the Company, Youlife and certain shareholders of Youlife entered into a Shareholder Support Agreement (the “Shareholder Support Agreement”), pursuant to which, among other things, the shareholders of Youlife have agreed (a) to support the adoption of the Business Combination Agreement and the approval of the Youlife Business Combination, subject to certain customary conditions, and (b) not to transfer any of their subject shares (or enter into any arrangement with respect thereto), subject to certain customary conditions.

20

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

Non-Competition and Non-Solicitation Agreements

Simultaneously with the execution of the Business Combination Agreement, certain Youlife shareholders entered into non-competition and non-solicitation agreements (the “Non-Competition and Non-Solicitation Agreements”) in favor of Pubco, Youlife and the Company. Under the Non-Competition and Non-Solicitation Agreements, certain Youlife shareholders agreed not to compete with Pubco during the three-year period following the closing and, during such three-year restricted period, not to solicit employees or customers of Pubco. The Non-Competition and Non-Solicitation Agreement also contains customary confidentiality and non-disparagement provisions.

Vendor Agreement

On March 5, 2024, the Company entered into an agreement with a vendor for legal and consulting services, rendering the previous agreement with the same vendor entered into in 2023 void. The agreement provides that the Company will pay the vendor $500,000 as follows: (i) $200,000, which had already been paid, (ii) $50,000 by no later than March 15, 2024; (iii) $100,000 upon execution of the business combination agreement, or the merger agreement, as the case may be; and (iv) $150,000 upon submission of the S-4/F-4 proxy to the SEC. Additionally, if the Business Combination closes, the Company will make a final additional payment of $950,000. If the Business Combination does not close, the Company shall not be responsible for any further payments. On May 4, 2023, the Company paid the $200,000 retainer based on the previous agreement entered into 2023, which was carried forward to the current agreement. As of December 31, 2023, $169,935 has been charged against the retainer amount, and the remainder of $30,065 was recorded as prepaid expenses. The $30,065 prepaid amount was fully utilized during the year ended December 31, 2024 and this amount was charged to expense. On April 10, 2024, the Company paid the second installment payment of $50,000. In addition, the Company incurred additional business combination fees of $674,821 in relation to this agreement, $210,073 of which has been billed as of March 31, 2025 while the remaining unbilled amount of $464,748 has been included in the accrued expenses balance in the accompanying condensed balance sheets.

NOTE 7 — SHAREHOLDERS’ DEFICIT

Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001. The Company’s board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. The board of directors will be able to, without shareholder approval, issue preferred shares with voting and other rights that could adversely affect the voting power and other rights of the holders of the ordinary shares and could have anti-takeover effects. At March 31, 2025 and December 31, 2024, there were no preference shares issued and outstanding.

Ordinary Shares —  On January 26, 2023, the shareholders of the Company approved, through an ordinary resolution, the redesignation of authorized share capital from two classes of ordinary shares (Class A and Class B) to one class of ordinary shares and related amendments to the memorandum and articles of association. All share and per-share amounts and descriptions have been retrospectively presented.

The Company is authorized to issue 220,000,000 ordinary shares, with a par value of $0.0001 per share. Holders of ordinary shares are entitled to one vote for each share. In August 2021, the Company effected a share dividend of 0.25 shares for each founder share outstanding, resulting in the Sponsor holding 1,437,500 Founder Shares. On January 30, 2023, the Company effected a share dividend of 0.2 shares for each ordinary share outstanding, resulting in the Sponsor holding 1,725,000 Founder Shares. At March 31, 2025 and December 31, 2024, there were 2,548,000 ordinary shares issued and outstanding, which includes 1,725,000 Founders Shares, 545,000 shares in the Private Units, 278,000 Representative Shares, and excluding 652,170 ordinary shares subject to possible redemption. As a result of the underwriters’ election to fully exercise their over-allotment option on February 17, 2023, a total of 225,000 Founder Shares and 33,000 representative shares are no longer subject to forfeiture.

21

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

Rights — Each holder of a right will receive one-tenth (1/10) of one ordinary share upon consummation of a Business Combination, even if the holder of such right redeemed all shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary share basis and each holder of a right will be required to affirmatively convert its rights in order to receive 1/10 share underlying each right (without paying additional consideration). The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Warrants — The Public Warrants will become exercisable 30 days after the completion of a Business Combination. The Public Warrants will expire five years from the completion of a Business Combination or earlier upon redemption or liquidation.

No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon exercise of the Public Warrants is not effective within 60 business days following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available.

Once the Public Warrants become exercisable, the Company may redeem the Public Warrants for redemption:

●	in whole and not in part;

●	at a price of $0.01 per Public Warrant;

●	upon not less than 30 days’ prior written notice of redemption to each warrant holder;

●	if, and only if, the reported last sale price of the ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30 trading day period commencing after the warrants become exercisable and ending on the third business day prior to the notice of redemption to warrant holders; and

●	if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants.

22

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Rights or Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Rights and Public Warrants may expire worthless.

In addition, if (x) the Company issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors, and in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the completion of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates a Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the Public Warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of the Market Value or the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value or the Newly Issued Price.

The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants and the ordinary shares issuable upon the exercise of the Private Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions.

Representative Shares

On July 28, 2020 the Company issued to EarlyBirdCapital and its designees an aggregate of 100,000 ordinary shares for aggregate consideration of $10.00, of which 2,250 were subsequently forfeited in August 2021. In August 2021, the Company also issued to I-Bankers Securities, Inc. and its designees an aggregate of 155,250 ordinary shares at a purchase price of $0.0001 per share, for aggregate consideration of $15.50. On October 28, 2021, the Company issued to EarlyBirdCapital and I-Bankers Securities, Inc. and its designees, 12,132 and 12,868, respectively, ordinary shares at a purchase price of $0.0001 per share, for minimal consideration of $2.50. Of the representative shares, 33,000 are no longer subject to forfeiture due to the underwriters’ exercise of their over-allotment option in full at the Initial Public Offering. Upon issuance, the representative shares were accounted for as deferred offering cost and were charged to shareholders equity upon the Initial Public Offering. The Company estimated the fair value of the 97,750 (net of 2,250 forfeited) representative shares issued on July 28, 2020 to be $2,151 based upon the price of the Founder Shares issued to the Sponsor of $0.022 per share and recorded as deferred offering costs accordingly. The 155,250 representative shares issued on August 23, 2021 and 25,000 representative shares issued on October 28, 2021 had an aggregate fair value using the scenario analysis, of which the stock price input into the founder shares scenario analysis was valued using a binomial lattice, of $1,019,993 ($6.57 per share) and $165,500 ($6.62 per share), respectively, or a total aggregate value of $1,185,493. Accordingly, $1,185,493 were accounted for as offering costs at the closing of the Initial Public Offering. The representative shares are classified as Level 3 at the measurement date due to the use of unobservable inputs including the probability of a business combination, the probability of the initial public offering, and other risk factors.

23

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

The holders of the representative shares have agreed not to transfer, assign or sell any such shares until the completion of a Business Combination. In addition, the holders have agreed (i) to waive conversion rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of a Business Combination and (ii) to waive their rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete a Business Combination within the Combination Period.

The representative shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the effective date of the registration statement related to the Initial Public Offering pursuant to Rule 5110(g)(1) of the FINRA Manual. Pursuant to FINRA Rule 5110(g)(1), these securities will not be sold during the Initial Public Offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statement related to the Initial Public Offering or commencement of sales of the Initial Public Offering, except to any underwriter and selected dealer participating in the Initial Public Offering and their bona fide officers or partners.

Representative Warrants

In addition, the Company entered into a separate warrant agreement with I-Banker Securities, Inc. (referred as “I-Bankers”, the “Representative” of the Underwriters) to issue Representative Warrants exercisable to purchase 172,500 ordinary shares at a price of $12.00 per share, subject to adjustment. The representative warrants were issued at the closing of the Initial Public Offering for consideration of $100. The Company accounted for the representative warrants as an offering cost of the Initial Public Offering, with a corresponding credit to shareholders’ equity. The representative warrants had an estimated fair value of $12,075 based on the third party valuation using the binomial lattice model of $0.07 per warrant. The Representative Warrants may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing on the later of the first anniversary of the effective date of the registration statement for the Initial Public Offering and the closing of the Initial Business Combination and terminating on the fifth anniversary of such effectiveness date. Notwithstanding anything to the contrary, neither I-Bankers nor its designees will be permitted to exercise the warrants after the five-year anniversary of the effective date of the registration statement for the Initial Public Offering. The Representative Warrants and such shares to be purchased pursuant to the Representative Warrants have been deemed compensation by FINRA and are therefore subject to a lock-up period of 180 days immediately following the date of the effectiveness of the registration statement for the Initial Public Offering pursuant to FINRA Rule 5110(g)(1). Pursuant to FINRA Rule 5110(g)(1), these securities may not be sold, transferred, assigned, pledged or hypothecated or the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statement for the Initial Public Offering except to any underwriter and selected dealer that participated in the Initial Public Offering and their bona fide officers or partners.

NOTE 8 — FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

24

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

At March 31, 2025, assets held in the Trust Account were comprised of $7,595,517 in money market funds which are invested in U.S. government securities. During the quarter ended March 31, 2025, the Company had no withdrawals from the Trust Account.

At December 31, 2024, assets held in the Trust Account were comprised of $7,456,639 in money market funds which are invested in U.S. government securities. During the period ended December 31, 2024, the Company withdrew $36,300,937 from the Trust Account in connection with shareholder redemptions.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at March 31, 2025 and December 31, 2024 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

		March 31,	December 31,
	Level	2025	2024
Assets:
Investments held in the Trust Account	1	$7,595,517	$7,456,639

NOTE 9 — SEGMENT INFORMATION

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

25

DISTOKEN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2025

(UNAUDITED)

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one operating segment. When evaluating the Company’s performance and making key decisions regarding resource allocation the CODM reviews several key metrics, which include the following:

	For the Three	For the Three
	Months Ended	Months Ended
	March 31,	March 31,
	2025	2024
Operating and formation costs	$411,373	$461,331
Interest earned on investments held in the Trust Account	$78,407	$541,076

The key measures of segment profit or loss reviewed by our CODM are interest earned on investments held in the Trust Account and operating and formation costs. The CODM reviews interest earned on investments held in the Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the trust agreement. Operating and formation costs are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a business combination within the business combination period. The CODM also reviews operating and formation costs to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget.

NOTE 10 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed financial statements were issued. Based upon this review, except as set forth below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements.

On April 16, 2025, the Company and Pubco entered into a subscription agreement with an investor to purchase 1,184,949 Class A ordinary shares of Pubco, par value $0.0001 per share, at a price of $10.00 per share, for an aggregate purchase price of $11,849,490, in a private placement to be consummated simultaneously with the closing of the Business Combination. Ms. Yunqiu Dai, a director of Youlife is the sole director of the investor. The consummation of the transactions contemplated by the subscription agreement is conditioned on the substantially concurrent closing of the Business Combination and other customary closing conditions. The investor was granted certain customary resale registration rights in the subscription agreement.

On April 22, 2025, the Company deposited $30,000 of the amounts received from the Sponsor into the Trust Account to extend the time the Company has to complete an initial Business Combination to April 18, 2025.

On April 28, 2025, the Company and Pubco entered into additional subscription agreements with additional investors to purchase an aggregate of 1,520,000 Class A ordinary shares of Pubco, at a price of $10.00 per share, for an aggregate purchase price of $15,200,000, in a private placement to be consummated simultaneously with the closing of the Business Combination. The consummation of the transactions contemplated by these subscription agreements is conditioned on the substantially concurrent closing of the Business Combination and other customary closing conditions. The investors were granted certain customary resale registration rights in the subscription agreements.

On April 29, 2025, the Company received a deficiency letter from the staff of the Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Publicly Held Shares (“MVPHS”) was below the $15 million minimum requirement under the continued listing standards of The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2) (the “MVPHS Requirement”). The Company intends to monitor its MVPHS and may, if appropriate, consider available options to regain compliance with the MVPHS Requirement and continue the listing of its securities on Nasdaq.

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Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Cautionary Note Regarding Forward-Looking Statements

All statements other than statements of historical fact included in this Report including, without limitation, statements under this Item regarding our financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. When used in this Report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of our management, as well as assumptions made by, and information currently available to, our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in our filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with the unaudited condensed financial statements and the notes thereto included in this Report under Item 1. “Financial Statements”.

Overview

We are a blank check company incorporated in the Cayman Islands on July 1, 2020 formed for the purpose of effecting a business combination. We intend to effectuate our business combination using cash derived from the proceeds of our initial public offering and the sale of the private units, our shares, debt or a combination of cash, shares and debt.

We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a business combination will be successful.

In 2024, the SEC adopted additional rules and regulations relating to SPACs. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC sponsors and related persons; (ii) additional disclosures relating to SPAC Business Combination transactions; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in connection with proposed Business Combination transactions; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (v) the requirement that both the SPAC and its target company be co-registrants in connection with registration statements relating to proposed business combination transactions. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

Extensions of our Combination Period

We initially had until November 17, 2023, 9 months from the closing of our initial public offering, to consummate our initial business combination. However, if we anticipated that we would not be able to consummate a business combination within 9 months, we were originally permitted, by resolution of the board if requested by the sponsor, to extend the period of time to consummate a business combination up to three times, each by an additional three months (for a total of up to 18 months), subject to the sponsor depositing additional funds into the trust account (the “Paid Extension”). Pursuant to the terms of our amended and restated memorandum and articles of association and the trust agreement entered into between us and Continental, in order for the time available to consummate our initial business combination to be extended, the sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, would have been required to deposit into the trust account $690,000 ($0.10 per unit) for each three month extension, up to an aggregate of $2,070,000 for nine months, on or prior to the date of the applicable deadline.

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On November 10, 2023, we held the First Extension Meeting, at which our shareholders approved the First Extension Amendment to amend the terms of the Paid Extension and to give the board the right to extend the date by which we have to consummate a business combination from November 17, 2023 on a monthly basis up to twelve (12) times until November 18, 2024, or such earlier date as determined by the board. In connection with the First Extension Amendment, shareholders holding 3,018,308 ordinary shares exercised their right to redeem such shares for a pro rata portion of the trust account. As a result, an aggregate amount of $31.9 million (approximately $10.57 per share) was removed from the trust account to pay such holders.

On November 10, 2023, in connection with the First Extension Amendment, we issued the First Extension Note in the aggregate principal amount of up to $360,000 to the sponsor, pursuant to which the First Extension Funds will be deposited into the trust account in monthly installments for the benefit of each public share that was not redeemed in connection with the First Extension Amendment. The sponsor paid $30,000 per month (or approximately $0.01 per public share not redeemed) for each calendar month until November 18, 2024, for an aggregate of $360,000. The First Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of our initial business combination, and (b) the date of our liquidation. As of March 31, 2025 and December 31, 2024, there were $360,000 of outstanding borrowings under the First Extension Note.

On November 14, 2024, we held the Second Extension Meeting, at which our shareholders approved, as a special resolution, an amendment to our amended and restated memorandum and articles of association to give the board the right to extend the date by which we have to consummate a business combination from November 18, 2024 on a monthly basis up to twelve (12) times until November 18, 2025, or such earlier date as determined by the board. In connection with the Second Extension Amendment, shareholders holding 3,229,522 ordinary shares exercised their right to redeem such shares for a pro rata portion of the trust account. As a result, an aggregate amount of $36.3 million (approximately $11.24 per share) was removed from the trust account to pay such holders.

In addition, the Company has agreed that it will not withdraw any funds from the trust account, including interest earned on the funds held in the trust account, to pay for any Chinese income tax that may become due prior to, or in connection with, the closing of an initial business combination.

On November 14, 2024, we issued the Second Extension Note in the aggregate principal amount of up to $360,000 to the sponsor, pursuant to which the Second Extension Funds will be deposited into the trust account in monthly installments for the benefit of each Public Share that was not redeemed in connection with the Second Extension Amendment. The sponsor has agreed to pay $30,000 per month (or approximately $0.046 per Public Share not redeemed) that we decide to take to complete an initial business combination for each calendar month until November 18, 2025, or portion thereof, that is needed to complete an initial business combination, for up to an aggregate of $360,000. The Second Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the initial business combination, and (b) the date of our liquidation. As of March 31, 2025 and December 31, 2024, there was $120,000 and $60,000 outstanding borrowings under the Second Extension Note, respectively.

As a result of the Second Extension Amendment, we have until November 18, 2025, or such earlier date as determined by the board, to consummate our initial business combination. If we are unable to complete a Business Combination within the Combination Period, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than 10 business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our board of directors, dissolve and liquidate, subject (in each case) to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

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We may seek to further extend the Combination Period consistent with applicable laws, regulations and stock exchange rules. Such an extension would require the approval of our public shareholders, who will be provided the opportunity to redeem all or a portion of their public shares in connection with the vote on such approval. Such redemptions will decrease the amount held in our trust account and our capitalization, and may affect our ability to maintain our listing on Nasdaq. In addition Nasdaq’s rules currently require SPACs (such as us) to complete our initial business combination within the Nasdaq 36 Month Requirement. If we do not meet the Nasdaq 36-Month Requirement, our securities will likely be subject to a suspension of trading and delisting from Nasdaq.

Youlife Business Combination

On May 17, 2024, we entered into the Youlife Business Combination Agreement with Pubco, the sponsor, First Merger Sub, Second Merger Sub and Youlife.

Under the Youlife Business Combination Agreement, upon the terms and subject to the conditions set forth therein, at the Closing, among other matters, (a) First Merger Sub will merge with and into Youlife, with Youlife surviving as a wholly-owned subsidiary of Pubco and the outstanding shares of Youlife being converted into the right to receive shares of Pubco; and (b) Second Merger Sub will merge with and into us, with us surviving the Second Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of us being converted into the right to receive substantially equivalent securities of Pubco, upon the terms and subject to the conditions set forth in the Business Combination Agreement, and the Ancillary Documents and in accordance with applicable law.

On November 13, 2024, we, Pubco, the Sponsor, First Merger Sub, Second Merger Sub and Youlife entered into the first amendment to the Business Combination Agreement, to, among others, (i) adopt an American depository share (“ADS”) facility, (ii) revise the scope and terms of certain lock-up provisions applicable to the Sponsor and Youlife Shareholders, and (iii) clarify certain matters related to the dual-class share structure of Pubco following the Closing.

On January 17, 2025, we, Pubco, the Sponsor, First Merger Sub, Second Merger Sub and Youlife entered into the second amendment to the Business Combination Agreement, to, among others, clarify that the recipients of Pubco ADSs shall be those that are not subject to any lock-up restrictions.

Lock-up Agreements

Pubco, Youlife and we intend to enter into the Founder Lock-up Agreement with the Sponsor prior to the Closing, amending and restating the lock-up agreement that was executed by the Sponsor on May 17, 2024, and superseding the provisions of the Insider Letter Agreement with respect to transfer restrictions on the Founder Shares. The Founder Lock-up Agreement provides for a lock-up period with respect to the Founder Shares commencing on the Closing Date and ending on the one-year anniversary of the Closing Date (with respect to 50% of such shares subject to early release if the last trading price of Pubco ADSs equals or exceeds $12.50 for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing).

Pubco, Youlife and we intend to enter into the Company Founder Lock-up Agreement with Youtch Investment Co., Ltd., a holding company wholly owned by Mr. Yunlei Wang, prior to the Closing, amending and restating the lock-up agreement that was executed by Youtch Investment Co., Ltd., on May 17, 2024. The Company Founder Lock-up Agreement provides for a lock-up period commencing on the Closing Date and ending on the one-year anniversary of the Closing Date (with respect to 50% of such shares subject to early release if the last trading price of Pubco ADSs equals or exceeds $12.50 for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing).

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Pubco, Youlife and we also intend to enter into the Company Lock-up Agreements with each shareholder of Youlife (other than Mr. Yunlei Wang) prior to the Closing, certain of which Company Lock-Up Agreements will amend and restate the lock-up agreements that were executed by certain shareholders of Youlife on May 17, 2024. The Company Lock-up Agreements provide for a lock-up period commencing on the Closing Date and ending on the date that is 180 calendar days after the Closing Date (with respect to 50% of such shares subject to early release if the last trading price of Pubco ADSs equals or exceeds $12.50 for any 20 trading days within any 30 trading day period commencing at least 90 days after the Closing). The restrictions set forth in the Company Lock-Up Agreements are waivable in writing by Pubco, Youlife and us at any time prior to the Closing, and they may do so to the extent required for Pubco to have sufficient public float to meet Nasdaq initial listing requirements.

Shareholder Support Agreements

Simultaneously with the execution of the Youlife Business Combination Agreement, we, Youlife, and shareholders of Youlife collectively holding approximately 69.1% of outstanding Youlife Ordinary Shares (calculated on an as-converted basis) have entered into a Shareholder Support Agreement, pursuant to which, among other things, the shareholders of Youlife have agreed (a) to vote all of Youlife Ordinary Shares held by the respective Youlife shareholders in favor of the adoption of the Business Combination Agreement, the Ancillary Documents and the Transactions (including the First Merger), subject to certain customary conditions, and (b) not to transfer any of their subject shares (or enter into any arrangement with respect thereto), subject to certain customary conditions.

Non-Competition and Non-Solicitation Agreements

Simultaneously with the execution of the Youlife Business Combination Agreement, certain Youlife Shareholders entered into the Non-Competition and Non-Solicitation Agreements in favor of Pubco, us and Youlife. Under the Non-Competition and Non-Solicitation Agreements, certain Youlife Shareholders agreed not to compete with Pubco during the three-year period following the Closing and, during such three-year restricted period, not to solicit employees or customers of Pubco. The Non-Competition and Non-Solicitation Agreement also contains customary confidentiality and non-disparagement provisions.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from July 1, 2020 (inception) through March 31, 2025 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of our business combination. We generate non-operating income in the form of interest income on marketable securities held in the trust account. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended March 31, 2025, we had a net loss of $405,712, which consists of operating and formation costs of $411,373, VAT and surcharges of $5,269 and Chinese income tax, including interest and penalties, of $67,477, partially offset by interest earned on investments held in the trust account of $78,407.

For the three months ended March 31, 2024, we had net income of $32,539, which consists of interest earned on investments held in the trust account of $541,076, partially offset by operating and formation costs of $461,331, VAT and surcharges of $36,360 and Chinese income tax of $10,846.

Factors That May Adversely Affect our Results of Operations

Our results of operations and our ability to complete an initial business combination may be adversely affected by various factors that could cause economic uncertainty and volatility in the financial markets, many of which are beyond our control. Our results of operations and our ability to consummate an initial business combination could be impacted by, among other things, downturns in the financial markets or in economic conditions, increases in oil prices, inflation, fluctuations in interest rates, increases in tariffs, supply chain disruptions, declines in consumer confidence and spending, public health considerations, and geopolitical instability, such as the military conflicts in Ukraine and the Middle East. We cannot at this time predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact our business and our ability to complete an initial Business Combination.

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Liquidity, Capital Resources, and Going Concern

On February 17, 2023, we completed our initial public offering of 6,900,000 units, at $10.00 per unit, generating gross proceeds of $69,000,000. Simultaneously with the closing of our initial public offering and pursuant to a sponsor units subscription agreement, we completed the sale of 545,000 private units at a price of $10.00 per private unit in the private placement to the sponsor, generating gross proceeds of $5,450,000.

Following the initial public offering, the full exercise of the over-allotment option and the sale of the private units, a total of $70,380,000 was placed in the trust account. Transaction costs amounted to $4,366,343 consisting of $2,070,000 of cash underwriting discount, $1,185,493 fair value of representative shares, $12,075 fair value of representative warrants, and $1,098,775 of other offering costs.

For the three months ended March 31, 2025, net loss of $405,712 is increased by the effect of interest earned on investments held in the trust account of $78,407, reduced by the changes in operating assets and liabilities of $360,402, arriving at the net cash used in operating activities was $123,717.

For the three months ended March 31, 2024, net income of $32,539 is reduced by the effect of interest earned on investments held in the trust account of $541,076 and increased by the changes in operating assets and liabilities of $414,445, arriving at the net cash used in operating activities was $94,092.

On November 10, 2023, we held the First Extension Meeting, at which our shareholders approved the First Extension Amendment to amend the terms of the Paid Extension and to give the board the right to extend the date by which we have to consummate a Business combination from November 17, 2023 on a monthly basis up to twelve (12) times until November 18, 2024, or such earlier date as determined by the board. In connection with the First Extension Amendment, shareholders holding 3,018,308 ordinary shares exercised their right to redeem such shares for a pro rata portion of the trust account. As a result, an aggregate amount of $31.9 million (approximately $10.57 per share) was removed from the trust account to pay such holders.

On November 10, 2023, in connection with the First Extension Amendment, we issued the First Extension Note in the aggregate principal amount of up to $360,000 to the sponsor, pursuant to which the Extension Funds will be deposited into the trust account in monthly installments for the benefit of each public share that was not redeemed in connection with the First Extension Amendment. The sponsor paid $30,000 per month (or approximately $0.01 per public share not redeemed) for each calendar month until November 18, 2024, for an aggregate of $360,000. The First Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of our initial business combination, and (b) the date of our liquidation. As of March 31, 2025 and December 31, 2024, there was $360,000 outstanding borrowings under the First Extension Note.

On February 26, 2024, we issued the 2024 Note in the aggregate principal amount of up to $1,000,000 to the sponsor, for our working capital needs. The 2024 Note does not bear interest and matures upon the earlier of the consummation of an initial Business Combination or the date of liquidation. As of March 31, 2025 and December 31, 2024, total borrowings under this note amounted to $874,239 and $764,274, respectively.

On November 14, 2024, we held the Second Extension Meeting, at which our shareholders approved, as a special resolution, an amendment to the our Memorandum and Articles of Association to give the board the right to extend the date by which we have to consummate a Business Combination from November 18, 2024 on a monthly basis up to twelve (12) times until November 18, 2025, or such earlier date as determined by the board. In connection with the Second Extension Amendment, shareholders holding 3,229,522 ordinary shares exercised their right to redeem such shares for a pro rata portion of the trust account. As a result, an aggregate amount of $36.3 million (approximately $11.24 per share) was removed from the trust account to pay such holders.

In addition, we have agreed that we will not withdraw any funds from the trust account, including interest earned on the funds held in the trust account, to pay for any Chinese income tax that may become due prior to, or in connection with, the closing of an initial business combination.

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On November 14, 2024, we issued the Second Extension Note in the aggregate principal amount of up to $360,000 to the Sponsor, pursuant to which the Second Extension Funds will be deposited into the trust account in monthly installments for the benefit of each Public Share that was not redeemed in connection with the Second Extension Amendment. The Sponsor has agreed to pay $30,000 per month (or approximately $0.046 per Public Share not redeemed) that we decide to take to complete an initial Business Combination for each calendar month until November 18, 2025, or portion thereof, that is needed to complete an initial Business Combination, for up to an aggregate of $360,000. The Second Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the initial Business Combination, and (b) the date of the liquidation of us. As of March 31, 2025 and December 31, 2024, there was $120,000 and $60,000 outstanding borrowings under the Second Extension Note, respectively.

As of March 31, 2025, we had investments held in the Trust Account of $7,595,517 (including $762,428 of interest income) consisting of money market funds which are invested primarily in U.S. government securities. We may withdraw interest from the trust account to pay taxes, if any. We intend to use substantially all of the funds held in the trust account, including any amounts representing interest earned on the trust account (less income taxes payable), to complete our business combination. To the extent that our share capital or debt is used, in whole or in part, as consideration to complete our business combination, the remaining proceeds held in the trust account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of March 31, 2025, we had cash of $ $850. We intend to use the funds held outside the trust account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, structure, negotiate and complete a business combination.

In order to finance transaction costs in connection with a business combination, our sponsor or an affiliate of our sponsor or certain of our directors and officers may, but are not obligated to (except as described below), loan us Working Capital Loans as may be required. If we complete a business combination, we would repay such loaned amounts. In the event that a business combination does not close, we may use a portion of the working capital held outside the trust account to repay such Working Capital Loans but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such Working Capital Loans may be convertible into units of the post-business combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the private units. The terms of such Working Capital Loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such Working Capital Loans. The Working Capital Loans would be repaid upon consummation of a business combination, without interest. As of March 31, 2025 and December 31, 2024, there was no outstanding balance under Working Capital Loans.

If our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial business combination. Moreover, we may need to obtain additional financing either to complete our business combination or because we become obligated to redeem a significant number of our public shares upon completion of our business combination, in which case we may issue additional securities or incur debt in connection with such business combination.

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We may need to raise additional capital through loans or additional investments from our sponsor, shareholders, officers, directors, or third parties. Our officers, directors and our sponsor may, but are not obligated to, loan us funds as may be required. Accordingly, we may not be able to obtain additional financing. If we are unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. We cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. In addition, we may extend the amount of time to consummate a business combination from November 18, 2024 until November 18, 2025, as extended by the 2024 Extension Amendment. It is uncertain that we will be able to consummate a business combination by this time. We extended the time to complete an initial business combination for an additional month from March 18, 2025 to April 18, 2025 by depositing the $30,000 monthly extension payment into the trust account on April 22, 2025. If a business combination is not consummated by the liquidation deadline there will be a mandatory liquidation and subsequent dissolution.

We have determined that mandatory liquidation, should a business combination not occur, and an extension not be approved by our shareholders, and potential subsequent dissolution and the liquidity issue raise substantial doubt about our ability to continue as a going concern for a reasonable period of time which is considered to be one year from the date of the issuance of the financial statements. The financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should we be unable to continue as a going concern.

Off-Balance Sheet Arrangements

We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of March 31, 2025. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay our sponsor or its affiliate up to a monthly fee of $10,000 for office space, administrative and support services. We began incurring these fees on February 15, 2023 and will continue to incur these fees monthly until the earlier of the completion of the business combination and our liquidation.

We have engaged I-Bankers, representative of the underwriters in the initial public offering, as an advisor to assist in holding meetings with our shareholders to discuss any potential business combination and the target business’ attributes, introduce us to potential investors that are interested in purchasing our securities in connection with our initial business combination and assist with press releases and public filings in connection with the business combination. We will pay I-Bankers a cash fee for such services upon the consummation of our initial business combination in an amount equal to 4.0%, or $2,760,000 in the aggregate, of the gross proceeds of the initial public offering (exclusive of any applicable finders’ fees which might become payable). We will also pay I-Bankers a cash fee in an amount equal to 1.0%, or $690,000 in the aggregate, of the gross proceeds of the initial public offering if it introduces us to the target business with whom we complete our initial business combination.

On March 5, 2024, we entered into an agreement with a vendor for legal and consulting services, rendering the previous agreement with the same vendor entered into in 2023 void. The agreement provides that we will pay the vendor $500,000 as follows: (i) $200,000 already paid on May 4, 2023 based on the previous agreement, which was carried forward to the current agreement, (ii) $50,000 already paid on April 10, 2024; (iii) $100,000 upon execution of the business combination agreement, or the merger agreement, as the case may be; and (iv) $150,000 upon submission of the S-4/F-4 proxy to the SEC. Additionally, if the Business Combination closes, we will make a final additional payment of $950,000. If the Business Combination does not close, we shall not be responsible for any further payments.

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Critical Accounting Estimates

Management’s discussion and analysis of our results of operations and liquidity and capital resources are based on our financial information. Our unaudited condensed financial statements have been prepared in accordance with U.S. GAAP. Certain of our accounting estimates require that management apply significant judgments in defining the appropriate assumptions integral to financial estimates. On an ongoing basis, management reviews the accounting assumptions, estimates and judgments to ensure that our unaudited condensed financial statements are presented fairly and in accordance with U.S. GAAP. Judgments are based on historical experience, terms of existing contracts, industry trends and information available from outside sources, as appropriate. However, by their nature, judgments are subject to an inherent degree of uncertainty, and, therefore, actual results could differ from our estimates. We have identified the following critical accounting estimates:

Investments in Trust Account

Assets held in the Trust Account were held in money market funds which are invested primarily in U.S. government securities. We accounted for the investments as trading securities under FASB ASC Topic 320, “Investments—Debt and Equity Securities”, where securities are presented at fair value on the balance sheets. Gains and losses resulting from the change in fair value of investments held in the Trust Account are included in interest earned on investments held in Trust Account in the statements of operations. As of March 31, 2025 and December 31, 2024, the fair value of investments held in Trust Account amounts to $7,595,517 and $7,456,639, respectively.

Derivative Financial Instruments

We evaluate financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). Derivative instruments are initially recorded at fair value on the grant date and re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative assets and liabilities are classified in the balance sheets as current or non-current based on whether or not net-cash settlement or conversion of the instruments could be required within 12 months of the balance sheet date.

We accounted for Rights as equity-classified instruments based on an assessment of the Rights’ specific terms and applicable authoritative guidance in FASB ASC Topic 480, “Distinguishing Liabilities from Equity” (“ASC 480”) and ASC 815. The assessment considered whether the Rights were freestanding financial instruments pursuant to ASC 480, met the definition of a liability pursuant to ASC 480, and whether the Rights met all the requirements for equity classification under ASC 815, including whether the Rights were indexed to our own shares, among other conditions for the equity classification. The fair value of public rights at issuance amounted to $3,305,100.

Warrant Instruments

We account for warrants as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in ASC 480 and ASC 815. The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the ordinary shares and whether the instrument holders could potentially require “net cash settlement” in a circumstance outside of our control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of the warrant issuance and as of each subsequent quarterly period end date while the instruments are outstanding. Upon further review of the warrant agreement, management concluded that the warrants issued pursuant to the warrant agreement qualify for equity accounting treatment. The fair value of public warrants at issuance amounted to $1,104,000, while the fair value of representative warrants at issuance amounted to $12,075.

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Recent Accounting Standards

In December 2023, the FASB issued ASU Topic 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”), which requires disclosure of incremental income tax information within the rate reconciliation and expanded disclosures of income taxes paid, among other disclosure requirements. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. Our management does not believe the adoption of ASU 2023-09 will have a material impact on our financial statements and disclosures.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The amendments in this ASU require disclosures, on an annual and interim basis, of significant segment expenses that are regularly provided to the chief operating officer decision maker (“CODM”), as well as the aggregate amount of other segment items included in the reported measure of segment profit or loss. The ASU requires that a public entity disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. Public entities will be required to provide all annual disclosures currently required by Topic 280 in interim periods, and entities with a single reportable segment are required to provide all the disclosures required by the amendments in this ASU and existing segment disclosures in Topic 280. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. ASU 2023-07 became effective as of December 31, 2024 and the our management adopted this ASU 2023-07 in our financial statements and related disclosures (see Note 9).

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our financial statements.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information otherwise required under this Item.

Item 4. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are controls and other procedures designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer (together, the “Certifying Officers”), or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

Under the supervision and with the participation of our management, including our Certifying Officers, we carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act. Based on the foregoing, our Certifying Officers concluded that our disclosure controls and procedures were not effective as of the end of the quarterly period ended March 31, 2025 due to:

(i)	material weaknesses previously identified related to ineffective review of controls over the financial statement preparation process including the valuation of complex financial instruments and recording of accrued expenses, including income taxes and including proper cut off procedures identified in 2022.

(ii)	material weakness in internal controls related to ineffective review of controls over the financial statement preparation process including the error in recording of excise tax payable and failure to record amounts due from the Sponsor and the First Extension Note payable to the sponsor identified in 2023.

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(iii)	material weakness in internal controls related to the compliance with the terms of the extension payment to extend the time we have to complete an initial business combination identified in 2023.

In light of these material weaknesses, we have enhanced our processes to identify and appropriately apply applicable accounting requirements to better evaluate and understand the nuances of the complex accounting standards that apply to our financial statements including making greater use of third-party professionals with whom we consult regarding complex accounting applications. The elements of our remediation plan can only be accomplished over time, and we can offer no assurance that these initiatives will ultimately have the intended effects. We believe our efforts will enhance our controls relating to accounting for complex financial transactions, but we can offer no assurance that our controls will not require additional review and modification in the future as industry accounting practice may evolve over time.

We do not expect that our disclosure controls and procedures will prevent all errors and all instances of fraud. Disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met. Further, the design of disclosure controls and procedures must reflect the fact that there are resource constraints, and the benefits must be considered relative to their costs. Because of the inherent limitations in all disclosure controls and procedures, no evaluation of disclosure controls and procedures can provide absolute assurance that we have detected all our control deficiencies and instances of fraud, if any. The design of disclosure controls and procedures also is based partly on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.

Changes in Internal Control over Financial Reporting

Other than as discussed above, there was no change in our internal control over financial reporting during the quarterly period ended March 31, 2025 that materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

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PART II - OTHER INFORMATION

Item 1. Legal Proceedings

To the knowledge of our management, there is no material litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Item 1A. Risk Factors

As a smaller reporting company under Rule 12b-2 of the Exchange Act, we are not required to include risk factors in this Report. For additional risks relating to our operations, see the section titled “Risk Factors” contained in our (i) IPO Registration Statement, (ii) 2024 Annual Report, 2023 Annual Report, 2022 Annual Report, and (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2024, June 30, 2024, September 30, 2023 and March 31, 2023, respectively, as filed with the SEC on November 19, 2024, August 16, 2024, November 14, 2023 and May 18, 2023, respectively. Any of these factors could result in a significant or material adverse effect on our results of operations or financial condition. Additional risks could arise that may also affect our business or ability to consummate an initial Business Combination. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

For risks related to Youlife and the Youlife Business Combination, please see the Youlife Registration Statement.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

There were no sales of unregistered securities during the quarterly period covered by the Report.

Use of Proceeds

For a description of the use of the proceeds generated in our Initial Public Offering and the related private placement, see Part II, Item 5 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on April 18, 2023. There has been no material change in the planned use of proceeds from our Initial Public Offering and private placement as described in the registration statement for the Initial Public Offering. The specific investments in our trust account may change from time to time.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

None.

Item 3. Defaults Upon Senior Securities

None.

Item 4. Mine Safety Disclosures

Not applicable.

Item 5. Other Information

Trading Arrangements

During the quarterly period ended March 31, 2025, none of our directors or officers (as defined in Rule 16a-1(f) promulgated under the Exchange Act) adopted or terminated any “Rule 10b5-1 trading arrangement” or any “non-Rule 10b5-1 trading arrangement,” as each term is defined in Item 408(a) of Regulation S-K.

Other Information

None.

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Item 6. Exhibits

The following exhibits are filed as part of, or incorporated by reference into, this Quarterly Report on Form 10-Q.

No.	Description of Exhibit
2.1	Second Amendment to the Business Combination Agreement, dated January 17, 2025, by and among Distoken Acquisition Corporation, Youlife Group Inc., Xiaosen Sponsor LLC, Youlife I Limited, Youlife II Limited, and Youlife International Holdings Inc.(1)
31.1*	Certification of Principal Executive Officer Pursuant to Securities Exchange Act Rules 13a-14(a), as adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2*	Certification of Principal Financial Officer Pursuant to Securities Exchange Act Rules 13a-14(a), as adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1**	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2**	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
104*	Cover Page Interactive Date File (Embedded as Inline XBRL document and contained in Exhibit 101)

*	Filed herewith.

**	Furnished herewith.

(1) Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the SEC on January 17, 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DISTOKEN ACQUISITION CORPORATION

Dated: May 16, 2025	By:	/s/ Jian Zhang
	Name:	Jian Zhang
	Title:	Chief Executive Officer (Principal Executive Officer)

Dated: May 16, 2025	By:	/s/ Jirong Lyu
	Name:	Jirong Lyu
	Title:	Chief Financial Officer (Principal Financial Officer)

39

EXHIBIT 31.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO RULE 13a-14(a) AND RULE 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jian Zhang, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q of Distoken Acquisition Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles ;

c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: May 16, 2025	/s/ Jian Zhang
Jian Zhang
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT 31.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO RULE 13a-14(a) AND RULE 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jirong Lyu, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q of Distoken Acquisition Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles ;

c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: May 16, 2025	/s/ Jirong Lyu
Jirong Lyu
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Distoken Acquisition Corporation (the “Company”) for the quarterly period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jian Zhang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 16, 2025	/s/ Jian Zhang
Jian Zhang
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Distoken Acquisition Corporation (the “Company”) for the quarterly period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jirong Lyu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 16, 2025	/s/ Jirong Lyu
Jirong Lyu
Chief Financial Officer
(Principal Financial Officer)